UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 25, 2005

                     The St. Paul Travelers Companies, Inc.
             (Exact name of registrant as specified in its charter)


        Minnesota                      001-10898              41-0518860
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                        Identification Number)

                  385 Washington Street                        55102
                  Saint Paul, Minnesota
       (Address of principal executive offices)              (Zip Code)

                                 (651) 310-7911
                        (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On October 25, 2005, the Compensation Committee of The St. Paul Travelers Companies, Inc. (the "Company") approved a performance share award program pursuant to the Company's 2004 Stock Incentive Plan. Employees of the Company who hold positions with the title of Vice President (or its equivalent) or above will be eligible to receive awards of the right to earn a number of shares of the Company's common stock based upon the Company's adjusted return on equity over a three year period.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 31, 2005                   THE ST. PAUL TRAVELERS COMPANIES, INC.



                                         By:  /s/ Bruce A. Backberg
                                              --------------------------------
                                              Name: Bruce A. Backberg
                                              Title: Senior Vice President